Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 USC. SECTION 1350)

In connection with the Annual Report of Todd Shipyards Corporation (the "Company") on Form 10-K for the year ended March 28, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 USC. section 1350), that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 10, 2010

/s/ Berger A. Dodge
Berger A. Dodge,
Chief Financial Officer and Treasurer